Kemper Equity Funds/Growth Style

Kemper Growth Fund

Supplement to the Prospectus Dated February 1, 2000

The following text replaces the second paragraph of "The Investment Advisor" section on page 25 of the prospectus:

Scudder Kemper takes a team approach to asset management. Scudder Kemper's team is comprised of investment professionals, economists, research analysts, traders and other investment specialists, located across the United States and around the world.

The following text replaces information for the Kemper Growth Fund in the "Fund Managers" section on page 25 of the prospectus:

The following person handles the fund's day-to-day management:

Valerie F. Malter
o    Began investment career in 1985
o    Joined the advisor in 1995
o    Joined the fund team in 1999


May 16, 2000